SCHEDULE 14A

                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934


Filed by the Registrant                    [X]

Filed by a Party other than the Registrant [ ]


Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[ ]  Soliciting Material under Rule 14a-12

                                  Pioneer Fund
                           Pioneer Mid Cap Growth Fund
                           Pioneer Mid Cap Value Fund
                             Pioneer Growth Shares
                               Pioneer Value Fund
                  (Name of Registrant as Specified in its Charter)



    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[logo]  PIONEER
        Investments(R)


SECOND NOTICE
PLEASE RESPOND TODAY

Dear Shareowner:

Earlier this month, we mailed you information about a Special Meeting of Shareowners of five Pioneer mutual funds: PIONEER FUND, PIONEER VALUE FUND, PIONEER MID CAP VALUE FUND, PIONEER MID CAP GROWTH FUND and PIONEER GROWTH SHARES. Included in the package was a proxy card for each of your holdings in these funds.

THE SHAREOWNER MEETING WILL BE HELD ON APRIL 17 AND, TO DATE, WE HAVE NOT RECEIVED YOUR VOTE.

Enclosed you will find another proxy card(s). Your vote is very important and we ask that you take a moment now and vote your shares today. If you have just recently voted, please accept our thanks and disregard this notice.

Voting is quick and simple. There are three convenient ways to vote your proxy:

        BY PHONE: Dial the toll-free telephone number indicated on the proxy card, enter the ***CONTROL NUMBER*** printed on the front of the card and follow the recorded instructions.

        ON THE INTERNET: Log on to the web address indicated on the card(s), enter the ***CONTROL NUMBER*** and follow the on-screen instructions.

        BY MAIL: Sign and date the enclosed card(s) and return it (them) in the postage-paid envelope provided.

NOTE: Please vote all cards received. If you vote by phone or on the Internet, please do not return your card(s).

You are being asked to vote on several proposals which will affect your Fund(s). A summary of each appears on the reverse side of this letter. THE BOARD OF TRUSTEES OF EACH FUND HAS CAREFULLY REVIEWED EACH PROPOSAL. THEIR ROLE IS TO PROTECT YOUR INTEREST AS A SHAREOWNER AND THEY ARE RECOMMENDING THAT YOU CAST A VOTE FOR EACH PROPOSAL.

I encourage you to do so as well, but most importantly, I ask that you cast your vote(s) now to help us avoid the cost of further solicitation.

If you have any questions, please don't hesitate to call Pioneer toll-free at 1-800-225-6292.

Thank you for your cooperation.

Sincerely,


/s/ Daniel T. Geraci
Daniel T. Geraci
President and Chief Executive Officer
Pioneer Investment Management, Inc.


                     REG                                    CONTINUED ON REVERSE

PROPOSAL 1
YOU WILL ELECT EIGHT TRUSTEES TO THE BOARD. The Trustees supervise fund activities and review contractual arrangements with companies that provide services to the funds. All of the nominees except Mr. Geraci were previously elected by shareowners. The proxy statement includes detailed information about all nominees.

PROPOSAL 2
YOU WILL APPROVE A NEW MANAGEMENT CONTRACT BETWEEN THE FUNDS AND PIONEER INVESTMENT MANAGEMENT, INC. The Trustees have approved and recommend that shareowners approve a proposal to adopt a new management contract with Pioneer. Each fund has an existing contract with Pioneer. The primary change in each proposed contract is the substitution of a different benchmark for the purposes of calculating the fund's performance fee adjustment. The decision to change these benchmarks was made after it was determined that the current benchmarks are obsolete or no longer appropriate in light of the fund's investment style.

PROPOSAL 3
YOU WILL APPROVE A POLICY ALLOWING PIONEER AND THE BOARD OF TRUSTEES TO APPOINT AND TERMINATE SUBADVISERS AND TO APPROVE AMENDMENTS TO SUBADVISORY AGREEMENTS WITHOUT SHAREOWNER APPROVAL. The Trustees and Pioneer would be authorized to take such actions whenever they determine that such actions will benefit a fund or its shareowners and they could take such actions expeditiously, without incurring the delays and costs of a special shareowner meeting and proxy solicitation.

PROPOSAL 4
YOU WILL APPROVE A POLICY ELIMINATING OR AMENDING VARIOUS INVESTMENT RESTRICTIONS. The Trustees recommend that these changes be made to simplify and modernize the funds' fundamental investment restrictions and conform them to restrictions adopted by other Pioneer funds. These changes would increase the funds' flexibility to respond to new developments and changing trends in the marketplace, thus making the funds more competitive among their peers.


                                         (C)2003 Pioneer Funds Distributor, Inc.
                  Underwriter of Pioneer mutual funds, Member SIPC 13036-00-0303
             60 State Street, Boston, Massachusetts 02109 o www.pioneerfunds.com

SECOND NOTICE
PLEASE RESPOND TODAY


Dear Shareowner:

Earlier this month, we mailed you information about a Special Meeting of Shareowners of five Pioneer mutual funds: PIONEER FUND, PIONEER VALUE FUND, PIONEER MID CAP VALUE FUND, PIONEER MID CAP GROWTH FUND and PIONEER GROWTH SHARES. Included in the package was a proxy card for each of your holdings in these funds.

THE SHAREOWNER MEETING WILL BE HELD ON APRIL 17 AND, TO DATE, WE HAVE NOT RECEIVED YOUR VOTE.

Enclosed you will find another proxy card(s). Your vote is very important and we ask that you take a moment now and vote your shares today. If you have just recently voted, please accept our thanks and disregard this notice.

Voting is quick and simple. There are three convenient ways to vote your proxy:

        BY PHONE: Dial the toll-free telephone number indicated on the proxy card, enter the CONTROL NO. printed on the front of the card and follow the recorded instructions.

        ON THE INTERNET: Log on to the web address indicated on the card(s), enter the CONTROL NO. and follow the on-screen instructions.

        BY MAIL: Sign and date the enclosed card(s) and return it (them) in the postage-paid envelope provided.

NOTE: Please vote all cards received. If you vote by phone or on the Internet, please do not return your card(s).

You are being asked to vote on several proposals which will affect your Fund(s). A summary of each appears on the reverse side of this letter. THE BOARD OF TRUSTEES OF EACH FUND HAS CAREFULLY REVIEWED EACH PROPOSAL. THEIR ROLE IS TO PROTECT YOUR INTEREST AS A SHAREOWNER AND THEY ARE RECOMMENDING THAT YOU CAST A VOTE FOR EACH PROPOSAL.

I encourage you to do so as well, but most importantly, I ask that you cast your vote(s) now to help us avoid the cost of further solicitation.

Thank you for your cooperation.

Sincerely,


/s/ Daniel T. Geraci
Daniel T. Geraci
President and Chief Executive Officer
Pioneer Investment Management, Inc.


                     BEN                                    CONTINUED ON REVERSE

PROPOSAL 1
YOU WILL ELECT EIGHT TRUSTEES TO THE BOARD. The Trustees supervise fund activities and review contractual arrangements with companies that provide services to the funds. All of the nominees except Mr. Geraci were previously elected by shareowners. The proxy statement includes detailed information about all nominees.

PROPOSAL 2
YOU WILL APPROVE A NEW MANAGEMENT CONTRACT BETWEEN THE FUNDS AND PIONEER INVESTMENT MANAGEMENT, INC. The Trustees have approved and recommend that shareowners approve a proposal to adopt a new management contract with Pioneer. Each fund has an existing contract with Pioneer. The primary change in each proposed contract is the substitution of a different benchmark for the purposes of calculating the fund's performance fee adjustment. The decision to change these benchmarks was made after it was determined that the current benchmarks are obsolete or no longer appropriate in light of the fund's investment style.

PROPOSAL 3
YOU WILL APPROVE A POLICY ALLOWING PIONEER AND THE BOARD OF TRUSTEES TO APPOINT AND TERMINATE SUBADVISERS AND TO APPROVE AMENDMENTS TO SUBADVISORY AGREEMENTS WITHOUT SHAREOWNER APPROVAL. The Trustees and Pioneer would be authorized to take such actions whenever they determine that such actions will benefit a fund or its shareowners and they could take such actions expeditiously, without incurring the delays and costs of a special shareowner meeting and proxy solicitation.

PROPOSAL 4
YOU WILL APPROVE A POLICY ELIMINATING OR AMENDING VARIOUS INVESTMENT RESTRICTIONS. The Trustees recommend that these changes be made to simplify and modernize the funds' fundamental investment restrictions and conform them to restrictions adopted by other Pioneer funds. These changes would increase the funds' flexibility to respond to new developments and changing trends in the marketplace, thus making the funds more competitive among their peers.

                                         (C)2003 Pioneer Funds Distributor, Inc.
                  Underwriter of Pioneer mutual funds, Member SIPC 13323-00-0303
             60 State Street, Boston, Massachusetts 02109 o www.pioneerfunds.com

------------------------------------------------------- -----------------------------------------------------
[LOGO]   PIONEER FAMILY OF FUNDS                        VOTE BY TOUCH-TONE PHONE, BY MAIL, OR VIA THE
                                                        INTERNET.
         P.O. Box 9126                                  PHONE:  TO VOTE BY PHONE CALL TOLL-FREE
         Hingham, MA 02043-9126                         1-800-690-6903 AND USE THE CONTROL NUMBER ON THE
                                                        FRONT OF YOUR PROXY CARD.
                                                        INTERNET:  VOTE ON THE INTERNET AT
                                                        WWW.PROXYWEB.COM AND USE THE CONTROL NUMBER ON THE
                                                        FRONT OF YOUR PROXY CARD.
                                                        MAIL:  RETURN THE SIGNED PROXY CARD IN THE
                                                        ENCLOSED ENVELOPE.
------------------------------------------------------- -----------------------------------------------------

*** CONTROL NUMBER: 999 999 999 999 99 ***

                                   PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
PIONEER FUND                                           TO BE HELD APRIL 17, 2003

I (we), having received notice of the meeting and management's proxy statement therefor, and revoking all prior proxies, hereby appoint John F. Cogan, Jr., Daniel T. Geraci, Dorothy E. Bourassa, Joseph P. Barri and David C. Phelan, and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Special Meeting of Shareholders of my (our) fund to be held on Thursday, April 17, 2003, at 1 p.m. (Boston time) at the offices of Hale and Dorr LLP, counsel to the fund, 60 State Street, 26th Floor, Boston, Massachusetts 02109, and any adjourned session or sessions thereof, and there to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all shares of the fund which I (we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.
IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

                                        Date _______________________, 2003

                                        ----------------------------------------




                                        ----------------------------------------
                                        Signature(s) (SIGN IN THE BOX)
                                        NOTE: In signing, please write name(s)
                                        exactly as appearing hereon. When
                                        signing as attorney, executor,
                                        administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally.

                                                                         PIONEER

                  PLEASE SIGN, DATE AND RETURN THIS PROXY CARD
                            IN THE ENCLOSED ENVELOPE.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF YOUR FUND AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING:

 [triangle] Please fold and detach card at perforation before mailing [triangle]

                                PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK
                                OR BLUE INK OR NUMBER 2 PENCIL. [X]
                                PLEASE DO NOT USE FINE POINT PENS.

                                                                FOR                WITHHOLD            FOR ALL
                                                                ALL                   ALL               EXCEPT
                                                                                                  (AS MARKED BELOW)
1.       To elect trustees. The nominees for trustees
are:
(01) M.K. Bush                (05) M.B.W. Graham                [ ]                   [ ]                 [ ]
(02) J.F. Cogan, Jr.          (06) M.A. Piret
(03) Dr. R.H. Egdahl          (07) S.K. West
(04) D.T. Geraci              (08) J. Winthrop

TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES, WRITE THE
CORRESPONDING NUMBER(S) OF THE NOMINEE(S) ON THE LINE BELOW.


-----------------------------------
                                                                FOR             AGAINST                ABSTAIN
2.       To approve a new management contract between           [ ]               [ ]                     [ ]
the fund and Pioneer Investment Management, Inc.
("Pioneer"), the fund's investment adviser, as
described in the proxy statement.

3.       To approve a policy allowing Pioneer and the           [ ]               [ ]                     [ ]
board of trustees to appoint or terminate subadvisers
and to approve amendments to subadvisory agreements
without shareholder approval.
                                                                FOR                AGAINST             ABSTAIN
                                                                ALL                   ALL                ALL
4(a)-(p) To approve a change to the fund's investment           [ ]                  [ ]                  [ ]

policy on:
(a) Senior securities         (i) Guarantees
(b) Borrowing                 (j) Margin
(c) Real estate               (k) Short sales
(d) Loans                     (l) Exercising control
(e) Commodities               (m) Other investment
                              companies
(f) Diversification           (o) Qualification for
                              foreign registration
(g) Acting as underwriter     (p) Foreign restriction
(h) Concentration



------------------------------------------
IF YOU DO NOT WISH TO APPROVE A PARTICULAR INVESTMENT POLICY CHANGE, WRITE THE
LETTER(S) OF THE SUB-PROPOSAL ON THE LINE ABOVE.

                                                                         PIONEER

------------------------------------------------------- -----------------------------------------------------
[LOGO]   PIONEER FAMILY OF FUNDS                        VOTE BY TOUCH-TONE PHONE, BY MAIL, OR VIA THE
                                                        INTERNET.
         P.O. Box 9126                                  PHONE:  TO VOTE BY PHONE CALL TOLL-FREE
         Hingham, MA 02043-9126                         1-800-690-6903 AND USE THE CONTROL NUMBER ON THE
                                                        FRONT OF YOUR PROXY CARD.
                                                        INTERNET:  VOTE ON THE INTERNET AT
                                                        WWW.PROXYWEB.COM AND USE THE CONTROL NUMBER ON THE
                                                        FRONT OF YOUR PROXY CARD.
                                                        MAIL:  RETURN THE SIGNED PROXY CARD IN THE
                                                        ENCLOSED ENVELOPE.
------------------------------------------------------- -----------------------------------------------------

*** CONTROL NUMBER: 999 999 999 999 99 ***

                                   PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
PIONEER GROWTH SHARES                                  TO BE HELD APRIL 17, 2003

I (we), having received notice of the meeting and management's proxy statement therefor, and revoking all prior proxies, hereby appoint John F. Cogan, Jr., Daniel T. Geraci, Dorothy E. Bourassa, Joseph P. Barri and David C. Phelan, and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Special Meeting of Shareholders of my (our) fund to be held on Thursday, April 17, 2003, at 1 p.m. (Boston time) at the offices of Hale and Dorr LLP, counsel to the fund, 60 State Street, 26th Floor, Boston, Massachusetts 02109, and any adjourned session or sessions thereof, and there to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all shares of the fund which I (we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.
IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

                                        Date _______________________, 2003

                                        ----------------------------------------




                                        ----------------------------------------
                                        Signature(s) (SIGN IN THE BOX)
                                        NOTE: In signing, please write name(s)
                                        exactly as appearing hereon. When
                                        signing as attorney, executor,
                                        administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally.

                                                                         PIONEER

                  PLEASE SIGN, DATE AND RETURN THIS PROXY CARD
                            IN THE ENCLOSED ENVELOPE.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF YOUR FUND AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING:

 [triangle] Please fold and detach card at perforation before mailing [triangle]

                                PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]
                                PLEASE DO NOT USE FINE POINT PENS.

                                                                FOR                WITHHOLD            FOR ALL
                                                                ALL                   ALL               EXCEPT
                                                                                                  (AS MARKED BELOW)
1.       To elect trustees. The nominees for trustees
are:
(01) M.K. Bush                (05) M.B.W. Graham                [ ]                   [ ]                 [ ]
(02) J.F. Cogan, Jr.          (06) M.A. Piret
(03) Dr. R.H. Egdahl          (07) S.K. West
(04) D.T. Geraci              (08) J. Winthrop

TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES, WRITE THE
CORRESPONDING NUMBER(S) OF THE NOMINEE(S) ON THE LINE BELOW.


-----------------------------------
                                                                FOR             AGAINST                ABSTAIN
2.       To approve a new management contract between           [ ]               [ ]                     [ ]
the fund and Pioneer Investment Management, Inc.
("Pioneer"), the fund's investment adviser, as
described in the proxy statement.

3.       To approve a policy allowing Pioneer and the           [ ]               [ ]                     [ ]
board of trustees to appoint or terminate subadvisers
and to approve amendments to subadvisory agreements
without shareholder approval.
                                                                FOR                AGAINST             ABSTAIN
                                                                ALL                   ALL                ALL
4(a)-(h) To approve a change to the fund's investment           [ ]                  [ ]                  [ ]
policy on:
(a) Senior securities         (e) Commodities
(b) Borrowing                 (f) Diversification
(c) Real estate               (g) Acting as underwriter
(d) Loans                     (h) Concentration



------------------------------------------
IF YOU DO NOT WISH TO APPROVE A PARTICULAR INVESTMENT POLICY CHANGE, WRITE THE
LETTER(S) OF THE SUB-PROPOSAL ON THE LINE ABOVE.

                                                                   GROWTH SHARES

------------------------------------------------------- -----------------------------------------------------
[LOGO]   PIONEER FAMILY OF FUNDS                        VOTE BY TOUCH-TONE PHONE, BY MAIL, OR VIA THE
                                                        INTERNET.
         P.O. Box 9126                                  PHONE: TO VOTE BY PHONE CALL TOLL-FREE
         Hingham, MA 02043-9126                         1-800-690-6903 AND USE THE CONTROL NUMBER ON THE
                                                        FRONT OF YOUR PROXY CARD.
                                                        INTERNET:  VOTE ON THE INTERNET AT
                                                        WWW.PROXYWEB.COM AND USE THE CONTROL NUMBER ON THE
                                                        FRONT OF YOUR PROXY CARD.
                                                        MAIL:  RETURN THE SIGNED PROXY CARD IN THE
                                                        ENCLOSED ENVELOPE.
------------------------------------------------------- -----------------------------------------------------

*** CONTROL NUMBER: 999 999 999 999 99 ***

                                   PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
PIONEER MID CAP GROWTH FUND                            TO BE HELD APRIL 17, 2003

I (we), having received notice of the meeting and management's proxy statement therefor, and revoking all prior proxies, hereby appoint John F. Cogan, Jr., Daniel T. Geraci, Dorothy E. Bourassa, Joseph P. Barri and David C. Phelan, and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Special Meeting of Shareholders of my (our) fund to be held on Thursday, April 17, 2003, at 1 p.m. (Boston time) at the offices of Hale and Dorr LLP, counsel to the fund, 60 State Street, 26th Floor, Boston, Massachusetts 02109, and any adjourned session or sessions thereof, and there to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all shares of the fund which I (we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.
IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

                                        Date _______________________, 2003

                                        ----------------------------------------




                                        ----------------------------------------
                                        Signature(s) (SIGN IN THE BOX)
                                        NOTE: In signing, please write name(s)
                                        exactly as appearing hereon. When
                                        signing as attorney, executor,
                                        administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally.

                                                                         PIONEER

                  PLEASE SIGN, DATE AND RETURN THIS PROXY CARD
                            IN THE ENCLOSED ENVELOPE.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF YOUR FUND AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING:

 [triangle] Please fold and detach card at perforation before mailing [triangle]

                                PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]
                                PLEASE DO NOT USE FINE POINT PENS.

                                                                FOR                WITHHOLD            FOR ALL
                                                                ALL                   ALL               EXCEPT
                                                                                                  (AS MARKED BELOW)
1.       To elect trustees. The nominees for trustees
are:
(01) M.K. Bush                (05) M.B.W. Graham                [ ]                   [ ]                 [ ]
(02) J.F. Cogan, Jr.          (06) M.A. Piret
(03) Dr. R.H. Egdahl          (07) S.K. West
(04) D.T. Geraci              (08) J. Winthrop

TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES, WRITE THE
CORRESPONDING NUMBER(S) OF THE NOMINEE(S) ON THE LINE BELOW.


-----------------------------------
                                                                FOR             AGAINST                ABSTAIN
2.       To approve a new management contract between           [ ]               [ ]                     [ ]
the fund and Pioneer Investment Management, Inc.
("Pioneer"), the fund's investment adviser, as
described in the proxy statement.

3.       To approve a policy allowing Pioneer and the           [ ]               [ ]                     [ ]
board of trustees to appoint or terminate subadvisers
and to approve amendments to subadvisory agreements
without shareholder approval.
                                                                FOR                AGAINST             ABSTAIN
                                                                ALL                   ALL                ALL
4(a)-(k) To approve a change to the fund's investment           [ ]                  [ ]                  [ ]
policy on:
(a) Senior securities         (g) Acting as underwriter
(b) Borrowing                 (h) Concentration
(c) Real estate               (i) Guarantees
(d) Loans                     (j) Margin
(e) Commodities               (k) Short sales
(f) Diversification



------------------------------------------
IF YOU DO NOT WISH TO APPROVE A PARTICULAR INVESTMENT POLICY CHANGE, WRITE THE
LETTER(S) OF THE SUB-PROPOSAL ON THE LINE ABOVE.

                                                                  MID CAP GROWTH

------------------------------------------------------- -----------------------------------------------------
[LOGO]   PIONEER FAMILY OF FUNDS                        VOTE BY TOUCH-TONE PHONE, BY MAIL, OR VIA THE
                                                        INTERNET.
         P.O. Box 9126                                  PHONE:  TO VOTE BY PHONE CALL TOLL-FREE
         Hingham, MA 02043-9126                         1-800-690-6903 AND USE THE CONTROL NUMBER ON THE
                                                        FRONT OF YOUR PROXY CARD.
                                                        INTERNET:  VOTE ON THE INTERNET AT
                                                        WWW.PROXYWEB.COM AND USE THE CONTROL NUMBER ON THE
                                                        FRONT OF YOUR PROXY CARD.
                                                        MAIL:  RETURN THE SIGNED PROXY CARD IN THE
                                                        ENCLOSED ENVELOPE.
------------------------------------------------------- -----------------------------------------------------

*** CONTROL NUMBER: 999 999 999 999 99 ***

                                   PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
PIONEER MID CAP VALUE FUND                             TO BE HELD APRIL 17, 2003

I (we), having received notice of the meeting and management's proxy statement therefor, and revoking all prior proxies, hereby appoint John F. Cogan, Jr., Daniel T. Geraci, Dorothy E. Bourassa, Joseph P. Barri and David C. Phelan, and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Special Meeting of Shareholders of my (our) fund to be held on Thursday, April 17, 2003, at 1 p.m. (Boston time) at the offices of Hale and Dorr LLP, counsel to the fund, 60 State Street, 26th Floor, Boston, Massachusetts 02109, and any adjourned session or sessions thereof, and there to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all shares of the fund which I (we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.
IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

                                        Date _______________________, 2003

                                        ----------------------------------------




                                        ----------------------------------------
                                        Signature(s) (SIGN IN THE BOX)
                                        NOTE: In signing, please write name(s)
                                        exactly as appearing hereon. When
                                        signing as attorney, executor,
                                        administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally.

                                                                         PIONEER

                  PLEASE SIGN, DATE AND RETURN THIS PROXY CARD
                            IN THE ENCLOSED ENVELOPE.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF YOUR FUND AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING:

 [triangle] Please fold and detach card at perforation before mailing [triangle]

                                PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]
                                PLEASE DO NOT USE FINE POINT PENS.

                                                                FOR                WITHHOLD            FOR ALL
                                                                ALL                   ALL               EXCEPT
                                                                                                  (AS MARKED BELOW)
1.       To elect trustees. The nominees for trustees
are:
(01) M.K. Bush                (05) M.B.W. Graham                [ ]                   [ ]                 [ ]
(02) J.F. Cogan, Jr.          (06) M.A. Piret
(03) Dr. R.H. Egdahl          (07) S.K. West
(04) D.T. Geraci              (08) J. Winthrop

TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES, WRITE THE
CORRESPONDING NUMBER(S) OF THE NOMINEE(S) ON THE LINE BELOW.


-----------------------------------
                                                                FOR             AGAINST                ABSTAIN
2.       To approve a new management contract between           [ ]               [ ]                     [ ]
the fund and Pioneer Investment Management, Inc.
("Pioneer"), the fund's investment adviser, as
described in the proxy statement.

3.       To approve a policy allowing Pioneer and the           [ ]               [ ]                     [ ]
board of trustees to appoint or terminate subadvisers
and to approve amendments to subadvisory agreements
without shareholder approval.
                                                                FOR                AGAINST             ABSTAIN
                                                                ALL                   ALL                ALL
4(a)-(p) To approve a change to the fund's investment
policy on:
(a) Senior securities         (f) Diversification               [ ]                  [ ]                  [ ]
(b) Borrowing                 (g) Acting as underwriter
(c) Real estate               (h) Concentration
(d) Loans                     (i) Guarantees
(e) Commodities               (p) Foreign restriction



------------------------------------------
IF YOU DO NOT WISH TO APPROVE A PARTICULAR INVESTMENT POLICY CHANGE, WRITE THE
LETTER(S) OF THE SUB-PROPOSAL ON THE LINE ABOVE.

                                                                   MID CAP VALUE

------------------------------------------------------- -----------------------------------------------------
[LOGO]   PIONEER FAMILY OF FUNDS                        VOTE BY TOUCH-TONE PHONE, BY MAIL, OR VIA THE
                                                        INTERNET.
         P.O. Box 9126                                  PHONE: TO VOTE BY PHONE CALL TOLL-FREE
         Hingham, MA 02043-9126                         1-800-690-6903 AND USE THE CONTROL NUMBER ON THE
                                                        FRONT OF YOUR PROXY CARD.
                                                        INTERNET:  VOTE ON THE INTERNET AT
                                                        WWW.PROXYWEB.COM AND USE THE CONTROL NUMBER ON THE
                                                        FRONT OF YOUR PROXY CARD.
                                                        MAIL:   RETURN THE SIGNED PROXY CARD IN THE
                                                        ENCLOSED ENVELOPE.
------------------------------------------------------- -----------------------------------------------------

*** CONTROL NUMBER: 999 999 999 999 99 ***

                                   PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
PIONEER VALUE FUND                                     TO BE HELD APRIL 17, 2003

I (we), having received notice of the meeting and management's proxy statement therefor, and revoking all prior proxies, hereby appoint John F. Cogan, Jr., Daniel T. Geraci, Dorothy E. Bourassa, Joseph P. Barri and David C. Phelan, and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Special Meeting of Shareholders of my (our) fund to be held on Thursday, April 17, 2003, at 1 p.m. (Boston time) at the offices of Hale and Dorr LLP, counsel to the fund, 60 State Street, 26th Floor, Boston, Massachusetts 02109, and any adjourned session or sessions thereof, and there to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all shares of the fund which I (we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.
IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

                                        Date _______________________, 2003

                                        ----------------------------------------




                                        ----------------------------------------
                                        Signature(s) (SIGN IN THE BOX)
                                        NOTE: In signing, please write name(s)
                                        exactly as appearing hereon. When
                                        signing as attorney, executor,
                                        administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally.

                                                                         PIONEER

                  PLEASE SIGN, DATE AND RETURN THIS PROXY CARD
                            IN THE ENCLOSED ENVELOPE.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF YOUR FUND AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING:

 [triangle] Please fold and detach card at perforation before mailing [triangle]

                                PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]
                                PLEASE DO NOT USE FINE POINT PENS.

                                                                FOR                WITHHOLD            FOR ALL
                                                                ALL                   ALL               EXCEPT
                                                                                                  (AS MARKED BELOW)
1.       To elect trustees. The nominees for trustees
are:
(01) M.K. Bush                (05) M.B.W. Graham                [ ]                   [ ]                 [ ]
(02) J.F. Cogan, Jr.          (06) M.A. Piret
(03) Dr. R.H. Egdahl          (07) S.K. West
(04) D.T. Geraci              (08) J. Winthrop

TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES, WRITE THE
CORRESPONDING NUMBER(S) OF THE NOMINEE(S) ON THE LINE BELOW.


-----------------------------------
                                                                FOR             AGAINST                ABSTAIN
2.       To approve a new management contract between           [ ]               [ ]                     [ ]
the fund and Pioneer Investment Management, Inc.
("Pioneer"), the fund's investment adviser, as
described in the proxy statement.

3.       To approve a policy allowing Pioneer and the           [ ]               [ ]                     [ ]
board of trustees to appoint or terminate subadvisers
and to approve amendments to subadvisory agreements
without shareholder approval.
                                                                FOR                AGAINST             ABSTAIN
                                                                ALL                   ALL                ALL
4(a)-(p) To approve a change to the fund's investment
policy on:
(a) Senior securities         (i) Guarantees                    [ ]                  [ ]                  [ ]
(b) Borrowing                 (j) Margin
(c) Real estate               (k) Short sales
(d) Loans                     (l) Exercising control
(e) Commodities               (m) Other investment
                              companies
(f) Diversification           (n) Fundamental treatment
(g) Acting as underwriter     (o) Qualification for
                              foreign registration
(h) Concentration             (p) Foreign restriction



------------------------------------------
IF YOU DO NOT WISH TO APPROVE A PARTICULAR INVESTMENT POLICY CHANGE, WRITE THE
LETTER(S) OF THE SUB-PROPOSAL ON THE LINE ABOVE.

                                                                           VALUE

PIONEER INVESTMENTS VOTE SOLICITATION SCRIPT

CONNECTED CALL

Introduction

Hello, my name is __________________, I am calling on behalf of Pioneer Investments. May I please speak with ___________________.

For safety and accuracy this call is being recorded.

I am calling to let you know that a shareholder meeting will be held on April 17th, 2003 for shareholders to vote on important proposals for five Pioneer Funds.

Have your received your package containing this information?

Are you familiar with the proposals?  May I assist you with any questions?

If it is convenient for you, I can record your vote over the telephone right now. Is it convenient?

May I please have your last name, street address and last four digits of your social security number?

The proposals have been reviewed by the Board of Trustees, whose primary role is to protect your interests as a shareholder. The Board recommends that you vote "FOR" the proposals. Would you like to vote as they recommend? (IF THE SHAREHOLDER WISHES TO REVIEW EACH PROPOSAL, CLICK ON YOUR VOTE NOW LINK AND VOTE ACCORDINGLY).

Your vote has been recorded.  You have voted ________________, is that correct?

In the next 72 hours a confirmation will be mailed to you. Thank you for your time.


ANSWERING MACHINE:

Hello, this is ______ calling on behalf of Pioneer Investments. You should have received a proxy package in the mail concerning the Special shareholder meeting scheduled to be held on April 17th, 2003.

At your earliest convenience, please sign, date and return the proxy card in the postage paid envelope provided. If it is more convenient, you may vote by phone or on the Internet. Your proxy card has all the details.

Thank you for your consideration.

Hello, this is a quick reminder that the Pioneer Mutual Funds Shareholder Meeting will be held on Thursday, April 17th and we have not yet received your proxy vote.

We have just sent you another proxy card and encourage you to vote as soon you receive it.

You can vote by mail, by phone or on the Internet. Your proxy card has all the details.

Your vote is important. All of us at Pioneer appreciate your cooperation and prompt attention to this matter.

Thank you.

Goodbye.